FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

    Date of Report (Date of earliest event reported):  March 17, 2003

                              INNOVO GROUP INC.
           (Exact name of registrant as specified in charter)

	Delaware                   0-18926               11-2928178
(State or other jurisdiction (Commission File No.)	(IRS Employer
      of incorporation)                               Identification No.)

5900 S. Eastern Ave., Suite 124, Commerce, California       90040
   (Address of principal executive offices)               (Zip Code)

 Registrant's telephone number, including area code:  (323) 725-5516

                               No Change
  (Former name or former address, if changed since last filing)


Item 5.  Other Events

On March 17, 2003, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Exhibits

(c)      Exhibits

         Exhibit 99          Press Release dated March 17, 2003


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       INNOVO GROUP INC.
                                                         (Registrant)

Date:  March 17, 2003
                                       By: /s/ Samuel Joseph Furrow, Jr.
                                          ------------------------------
                                               Samuel Joseph Furrow, Jr.
                                                Chief Executive Officer,
                                                Chief Operating Officer,
                                          Acting Chief Financial Officer
                                                            and Director
                                        (Principal Executive Officer and
                                           Principal Accounting Officer)


Exhibit Index

Exhibit No.

99             Innovo Group, Inc. press release dated March 17, 2003